                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                           AMERICAN HOMEPATIENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         3)       Filing Party:

                  --------------------------------------------------------------

         4)       Date Filed:

                  --------------------------------------------------------------

                           AMERICAN HOMEPATIENT, INC.
                          5200 MARYLAND WAY, SUITE 400
                        BRENTWOOD, TENNESSEE 37027-5018

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD AT 10:30 A.M. CENTRAL DAYLIGHT TIME
                                ON JUNE 5, 2002

        LOCATION: OFFICES OF HARWELL HOWARD HYNE GABBERT & MANNER, P.C.
                              1800 AMSOUTH CENTER
                              315 DEADERICK STREET
                           NASHVILLE, TENNESSEE 37238

To American HomePatient, Inc. Stockholders:

         The Board of Directors of American HomePatient, Inc. invites you to the Company's Annual Meeting of Stockholders on June 5, 2002. At the meeting, you and other stockholders will be able to vote on the following matters:

         1. Election of a "Class 2" Director to the Board of Directors. The Board has nominated for re-election Joseph F. Furlong, III. If re-elected, Mr. Furlong will serve a three (3) year term and until his successor is duly elected and qualified.

         2. Any other business that properly comes before the Annual Meeting of Stockholders. The Board does not know of any other business to be considered.

         Only stockholders of record at the close of business on April 17, 2002 are entitled to vote at the meeting. The Board urges you to exercise your right to vote at the meeting, either personally or by proxy. Whether or not you plan to attend the meeting, please complete the enclosed proxy card promptly and return it in the enclosed, self-addressed, stamped envelope to ensure that your shares will be represented and voted at the meeting as you instruct. If you attend the meeting, you may withdraw the proxy and vote your shares as you want.

         The Proxy Statement accompanying this notice describes the matters to be acted upon at the meeting. Please review it thoroughly.

                                    By Order of the Board of Directors,


                                    /s/ Marilyn O'Hara
                                    -----------------------------------
                                    Marilyn O'Hara, Secretary

Brentwood, Tennessee
May 1, 2002

                           AMERICAN HOMEPATIENT, INC.

                          5200 MARYLAND WAY, SUITE 400
                        BRENTWOOD, TENNESSEE 37027-5018

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 5, 2002

                            SOLICITATION OF PROXIES

         The Board of Directors of American HomePatient, Inc. (the "Company") is furnishing this Proxy Statement to you in connection with its solicitation of proxies for the 2002 Annual Meeting of Stockholders, and any adjournment thereof. The Annual Meeting of Stockholders will be held at the offices of Harwell Howard Hyne Gabbert & Manner, P.C., 1800 AmSouth Center, 315 Deaderick Street, Nashville, Tennessee 37238 on Wednesday, June 5, 2002, at 10:30 a.m. Central Daylight Time. This Proxy Statement and the accompanying proxy card are being mailed to you and the Company's other stockholders on or about May 1, 2002.

         We encourage you to participate in voting at the Annual Meeting of Stockholders. You are invited to attend the meeting and vote your shares directly by submitting a ballot. Ballots will be provided at the meeting. You may instead vote by proxy, which allows you to direct someone else to vote your shares at the meeting on your behalf.

         To vote by proxy, you must complete, execute and return the accompanying proxy card before the Annual Meeting of Stockholders. Specific instructions are on the proxy card. Proxies will be voted in accordance with instructions noted on the proxy cards. If you do not complete the voting instructions, the person named on the proxy card will vote your shares FOR the election of the nominee standing for re-election as a Class 2 Director, as more fully described in this Proxy Statement. We do not know of any other matters to be presented for action at the Annual Meeting of Stockholders. If any other matter does properly come before the meeting, however, the persons named on the proxy card will vote in accordance with their best judgment on the matter.

         You may revoke your proxy at any time before it is exercised by doing one of the following:

                  -        Notifying the Company's Secretary in writing;

                  -        Submitting a new proxy bearing a later date;

                  - Attending the Annual Meeting of Stockholders and properly voting in person. (Attendance alone will not revoke your proxy.)

         The Company will pay for this proxy solicitation. It is expected that proxies will be solicited by mail only. The Company will ask banks, brokers and other custodians to forward this Proxy Statement, with attachments, to their customers who beneficially own the Company's stock, and the Company will reimburse such banks, brokers and custodians for their reasonable out-of-pocket expenses in doing so.

                                     VOTING

         The Annual Meeting of Stockholders will be held on Wednesday, June 5, 2002, in Nashville, Tennessee. A majority of the Company's common stock, par value $.01 per-share (the "Common Stock"), must be represented at the Annual Meeting of Stockholders, either in person or by proxy, in order to transact business.

         At the Annual Meeting of Stockholders, you and the Company's other stockholders will be asked to vote on the re-election of one nominee to serve as a Class 2 Director for a three (3) year term or until his successor is duly elected and qualified (see Proposal 1: "Re-election of Director" starting on page 4 of this Proxy Statement).

         We know of no other matters to be brought before the Annual Meeting of Stockholders. If any other matter is duly presented for action, the persons named on the enclosed proxy card to vote on such matter will vote in accordance with their best judgment, unless you direct them to do otherwise on the proxy card.

         All stockholders of record on April 17, 2002 will be entitled to vote at the Annual Meeting of Stockholders. You and the Company's other stockholders are entitled to one vote for each share of the Company's Common Stock owned of record at the close of business on April 17, 2002. The Company has no other classes of voting stock issued. Although the Company has the authority to issue shares of preferred stock in one or more series, it has not designated or issued any series of preferred stock. There were 16,367,389 shares of Common Stock outstanding on April 5, 2002.

         The Director nominee will be elected by a plurality of the votes of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting of Stockholders. There are no cumulative voting rights. There is no appraisal or similar right of dissenters respecting the matters to be voted upon. Any other matters that may be properly submitted to the stockholders will be approved by the affirmative vote of a majority of shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting of Stockholders

         Shares represented by a proxy will be voted in the manner directed by the stockholder. If a stockholder returns a proxy and abstains from voting on any matter, the shares represented by such proxy will be considered present for purposes of determining the presence of a quorum at the Annual Meeting of Stockholders and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the stockholder has abstained or withheld authority. If a broker submits a proxy that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present for purposes of determining the presence of a quorum but will not be considered as present and entitled to vote with respect to such matters.

                        MISCELLANEOUS MATTERS CONCERNING
                       THE ANNUAL MEETING OF STOCKHOLDERS

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

         There were no stockholder proposals submitted for the 2002 Annual Meeting of Stockholders. We must receive stockholder proposals for the 2003 Annual Meeting of Stockholders at the Company's principal executive offices (5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018) no later than December 24, 2002 in order for the proposals to be eligible for inclusion in the Company's proxy materials for the 2003 Annual Meeting of Stockholders. Stockholders who intend to present a proposal at the 2003 Annual Meeting without inclusion of such proposal in the Company's proxy materials are required to provide such proposals to the Company no later than March 18, 2003.

2001 ANNUAL REPORT

         Along with this Proxy Statement, we are mailing to you and our other stockholders a copy of the Company's 2001 Annual Report on Form 10-K. Upon the written request of any record holder or beneficial owner of the Common Stock entitled to vote at the annual meeting, the Company will provide a copy of any exhibit to its Annual Report on Form 10-K for the year ending December 31, 2001. The charge for copies of such exhibits will be the Company's reasonable expenses in furnishing such exhibit. The request should be mailed to:
Secretary, American HomePatient, Inc., 5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018. Additionally, copies of such exhibits are retrievable free of charge through the EDGAR system maintained by the Securities and Exchange Commission (the "SEC") at www.sec.gov.

                      PROPOSAL 1: RE-ELECTION OF DIRECTOR

         The Company's Board of Directors consists of four members and is divided into three classes (Class 1, Class 2 and Class 3), as nearly equal in number as possible. All Directors generally hold office for three-year terms and then until their successors have been duly elected and qualified. The term of the sole Class 2 Director, Joseph F. Furlong, III, is set to expire at this Annual Meeting of Stockholders.

         The Board has nominated Mr. Furlong for re-election as a Class 2 Director to serve for a three (3) year term expiring at the 2005 Annual Meeting of Stockholders, and then until his successor is duly elected and qualified. If the nominee becomes unable to accept nomination or re-election, which is not anticipated, the persons named on the proxy card intend to vote for the election of such other person as the Board may nominate, unless otherwise specifically instructed in the proxy.

         A plurality of the shares of Common Stock present or represented by proxy at the Annual Meeting of Stockholders and entitled to vote is required to re-elect the nominee as a Director of the Company. The persons named on the proxy card intend to vote all valid proxies they receive in accordance with the instructions of the stockholders giving the proxies and, in the absence of instructions, for the re-election of the nominee.

NOMINEE FOR RE-ELECTION OF CLASS 2 DIRECTOR

         The following table provides biographical information of the nominee for re-election to the Company's Board as a Class 2 Director.

                                                                            PRINCIPAL OCCUPATIONS
           NOMINEE'S NAME                 AGE                             DURING THE LAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Joseph F. Furlong, III                    53     Mr. Furlong has served as a Director of the Company since June 1994 and as its
                                                 President and Chief Executive Officer since November 1998.  He has served as president of Adirondack Capital Advisors, LLC, a financial advisory firm, since May 1996. Mr. Furlong was a partner of Colman Furlong & Co., a merchant banking firm, from February 1991 to May 1996.  He served as a director of
                                                 PharMerica, Inc., an institutional pharmacy company, from December 1994 until
                                                 December 1997, as a director of Healthy Planet, Inc., an environmentally friendly manufacturer of greeting cards, from June 1996 until May 1998, and as a director of Advocat Inc., a long term care company, from March 2001 until
                                                 March 2002.  Mr. Furlong has served as a director of ClearTrack Information
                                                 Network, Inc., a shipping logistics company, since May 2000.

CONTINUING CLASS 1 AND 3 DIRECTORS

         The term of the Class 3 Director will expire at the 2003 Annual Meeting of Stockholders and the term of the Class 1 Directors will expire at the 2004 Annual Meeting of Stockholders. The following table contains biographical information of the continuing Directors.

                                                                        PRINCIPAL OCCUPATIONS
           DIRECTOR'S NAME                AGE                        DURING THE LAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Henry T. Blackstock (1)(3)(4)             58     Mr. Blackstock has served as a Director of the Company since
                                                 September 1991.  He has served as vice president and director of research of SouthTrust Asset Management, a banking institution, since January 1999.  He was Chairman and Chief Executive Officer
                                                 of Tucker Management Group, a hedge fund management firm, from
                                                 July 1989 to January 1999.

Donald R. Millard (2)(3)                  54     Mr. Millard has served as Director of the Company since November
                                                 2000. Mr. Millard has served as Vice President and Chief
                                                 Financial Officer of Matria/Healthdyne Healthcare Services, a
                                                 provider of obstetrical home care and maternity management services, from July 1987 to October 1997. He served as President and Chief Executive Officer of Matria from October 1997 to
                                                 October 2000, and currently serves as Senior Vice President and
                                                 Chief Financial Officer of AGCO, a global designer, manufacturer and distributor of agricultural equipment. Mr. Millard has served as a director for Coastal Dental Services, Inc., a dental services management company, since February 1997.

Mark Manner (1)(4)                        50     Mr. Manner has served as a Director of the Company since May
                                                 1995. He has been a shareholder of the Nashville-based law firm
                                                 Harwell Howard Hyne Gabbert & Manner, P.C. since February 1988.

         Each Class 1 and Class 3 Director is a member of at least one of the Board's standing Committees. The footnotes indicate Committee membership as follows:

         (1)      Class 1 Director

         (2)      Class 3 Director

         (3)      Member of the Audit Committee

         (4)      Member of the Compensation Committee


         DIRECTOR COMPENSATION

         The Company pays Directors who are not its officers or employees (currently Directors Blackstock, Manner and Millard) the following fees: (i) an annual director's fee of $10,000, (ii) a fee of $500 for each Board or Board Committee meeting attended by telephone, and (iii) a fee of $1,000 for each Board or Board Committee meeting attended in person. The Company, however, pays no fees for attendance at a Committee meeting occurring on the same day as a meeting of the Board. In addition, the Company reimburses all Directors for actual expenses incurred in connection with attendance at Board or Committee meetings.

         In 1995, the Company adopted a nonqualified stock option plan for Directors (the "1995 Plan"). Under the 1995 Plan, as amended in February 2000, each Director receives an option to acquire 5,000 shares of Common Stock on December 31 of each year following the year he was first elected to the Board, so long as he served as a Director for at least six (6) months during that year. The per-share exercise price of the options equals the closing market price of the Common Stock on the day immediately before the date of grant.

         Director Manner is a shareholder of the law firm Harwell Howard Hyne Gabbert & Manner, P.C. ("Harwell Howard"). The Company engaged Harwell Howard during 2001 to give legal advice in a variety of activities, for which the firm was paid legal fees (exclusive of expenses and advances) of approximately $754,000. Board members not affiliated with Mr. Manner's law firm periodically review and approve the terms of Harwell Howard's engagement by the Company.

MEETINGS AND COMMITTEES

         During 2001, the Board of Directors held nine meetings and adopted four written consent actions. Each Director attended meetings or executed written consent actions with respect to at least 75% of the meetings and consent actions of the Board and its Committees held or taken in 2001 while he served as a Director.

         The Board has standing Compensation and Audit Committees. The Board does not have a nominating committee.

         The Compensation Committee is presently composed of Directors Blackstock and Manner. This Committee approves remuneration arrangements for the Company's executive officers and reviews compensation plans relating to Directors, executive officers, and employees generally. In 2001, the Compensation Committee held two meetings and adopted no written consent actions.

         The Audit Committee is presently composed of Directors Blackstock and Millard. This Committee assists the Board in its oversight of the accounting, auditing, financial reporting and internal control functions of the Company. Among other things, the Audit Committee reviews and discusses with management and with the Company's outside auditors the results of the year-end audit of the Company, including the audit report and audited financial statements. In 2001, the Audit Committee held four meetings and adopted no written consent actions.

      THE BOARD RECOMMENDS THAT ALL STOCKHOLDERS VOTE IN FAVOR OF THE RE-
         ELECTION OF MR. FURLONG AS A CLASS 2 DIRECTOR OF THE COMPANY.

                         STOCK OWNERSHIP OF DIRECTORS,
                    EXECUTIVE OFFICERS AND PRINCIPAL HOLDERS

         The following table contains stockholding information as of April 5, 2002 for (i) persons known to us to be holders of 5% or more of the Company's Common Stock, (ii) each Director, including those nominated for re-election,
(iii) each of the executive officers named in the Summary Compensation Table on page 10 of this Proxy Statement, and (iv) all Directors and executive officers as a group. Unless otherwise indicated, all holdings are of record and beneficial.

         Ownership of the Company's Common Stock is shown on a "beneficial" basis. Generally, a person "beneficially owns" shares if he or she either has the right to vote those shares or dispose of them. Consequently, more than one person may be considered beneficially to own the same shares.

         In this Proxy Statement, unless otherwise specifically noted, a person has sole voting and dispositive power for the shares shown as beneficially owned by him or her. For purposes of computing beneficial ownership and the percentages of outstanding shares held by each person or group of persons on a given date, shares that such person or group has the right to acquire within sixty (60) days after April 5, 2002 are shares for which such person has beneficial ownership and are deemed to be outstanding for purposes of computing the percentage for such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person. As of April 5, 2002, there were 16,367,389 shares of the Company's Common Stock outstanding.

                                                               NUMBER OF SHARES       PERCENTAGE OF
                         NAME                                 BENEFICIALLY OWNED      TOTAL SHARES
                         ----                                 ------------------      -------------
Putnam Investments, LLC(1) .........................               1,139,500               7.0
  One Post Office Square
  Boston, Massachusetts 02109
Joseph F. Furlong, III(2) ..........................                 888,417               5.2
Marilyn O'Hara(3) ..................................                 261,750               1.6
Thomas E. Mills(4) .................................                 287,500               1.7
Henry T. Blackstock(5) .............................                  75,000                 *
Mark Manner(6) .....................................                 137,000                 *
Donald R. Millard(7) ...............................                  65,000                 *
All Directors and named executive officers
  as a group (6 persons)(8) ........................               1,714,667               9.7

---------------

* Indicates less than 1% ownership.

1 Ownership information included in the table is based on a Schedule 13 G/A filed on February 13, 2002 by Putnam Investments, LLC, claiming shared dispositive power of 1,139,500 shares directly and through its subsidiary, as well as shared voting power of 657,600 shares held by its institutional clients.

2 The amount shown includes shares purchasable upon exercise of options issued under the 1991 Nonqualified Stock Option Plan (the "1991 Plan"): 15,000 shares purchasable upon exercise of options at $10.04 per-share, 7,500 shares purchasable upon exercise of options at $16.50 per-share, 300,000 shares purchasable upon exercise of options at $2.125 per-share, 200,000 shares purchasable upon exercise of options at $0.56 per-share, and 100,000 shares purchasable upon exercise of options at $0.17 per-share. The amount also includes shares purchasable upon exercise of options issued under the 1995 Nonqualified Stock Option Plan for Directors (the "1995 Plan"): 3,000 shares at a $19.67 per-share exercise price, 3,000 shares at a $26.25 per-share exercise price, 3,000 shares at a $21.06 per-share exercise price, 3,000 shares at a $1.69 per-share exercise price, 3,000 shares at a $0.53 per-share exercise price, 50,000 shares at a $0.30 per-share exercise price, 5,000 shares at a $0.22 per-share exercise price, and 5,000 shares at a $0.75 per-share exercise price. The amount also includes 294 shares owned by the daughter of Mr. Furlong of which Mr. Furlong disclaims beneficial ownership.

3 The amount shown includes shares purchasable upon exercise of options issued under the 1991 Plan: 35,000 shares at a $2.125 per-share exercise price, 37,500 shares at a $0.56 per-share exercise price, 75,000 shares at a $0.17 per-share exercise price, and 8,750 shares at a $0.80 per-share exercise price.

4 The amount shown includes shares purchasable upon exercise of options issued under the 1991 Plan: 70,000 shares at a $2.125 per-share exercise price, 37,500 shares at a $0.56 per-share exercise price and 75,000 shares at a $0.17 per-share exercise price.

5 The amount shown includes shares purchasable upon exercise of options issued under the 1995 Plan: 3,000 shares at a $19.67 per-share exercise price, 3,000 shares at a $26.25 per-share exercise price, 3,000 shares at a $21.06 per-share exercise price, 3,000 shares at a $1.69 per-share exercise price, 3,000 shares at a $0.53 per-share exercise price, 50,000 shares at a $0.30 per-share exercise price, 5,000 shares at a $0.22 per-share exercise price, and 5,000 shares at a $0.75 per-share exercise price.

6 The amount shown includes shares purchasable upon exercise of options issued under the 1991 Plan: 7,500 shares at a $20.67 per-share exercise price. The amount shown also includes shares purchasable upon exercise of options issued under the 1995 Plan: 7,500 shares at a $20.67 per-share exercise price, 3,000 shares at a $19.67 per-share exercise price, 3,000 shares at a $26.25 per-share exercise price, 3,000 shares at a $21.06 per-share exercise price, 3,000 shares at a $1.69 per-share exercise price, 3,000 shares at a $0.53 per-share exercise price, 50,000 shares at a $0.30 per-share exercise price, 5,000 shares at a $0.22 per-share price, and 5,000 shares at a $0.75 per-share exercise price.

7 The amount shown includes shares purchasable upon exercise of options issued under the 1995 Plan: 50,000 shares at a $0.20 per-share exercise price and 5,000 shares at a $0.75 per-share exercise price.

8 The amount shown includes 968,750 shares purchasable upon exercise of options issued under the 1991 Plan and 287,500 shares purchasable upon exercise of options issued under the 1995 Plan.

                               EXECUTIVE OFFICERS

         This table provides biographical information regarding the Company's executive officers:

                                                                        PRINCIPAL OCCUPATIONS
           OFFICER'S NAME                  AGE                        DURING THE LAST FIVE YEAR
           --------------                  ---                        -------------------------
Joseph F. Furlong, III                     53       Mr. Furlong has served as a Director of the Company since June
                                                    1994 and as its President and Chief Executive Officer since
                                                    November 1998.  In May 2000, Mr. Furlong was elected as
                                                    Chairman of the Company

                                                    Mr. Furlong has served as President of Adirondack Capital
                                                    Advisors, LLC, a financial advisory firm, since May 1996.  Mr.
                                                    Furlong was a partner of Colman Furlong & Co., a merchant
                                                    banking firm, from February 1991 to May 1996.  He served as a director of PharMerica, Inc., an institutional pharmacy
                                                    company, from December 1994 until December 1997, as a director of Healthy Planet, Inc., an environmentally friendly
                                                    manufacturer of greeting cards, from June 1996 until May 1998, and as a director of Advocat Inc., a long term care company, from March 2001 until March 2002.  Mr. Furlong has served as a director of ClearTrack Information Network, Inc., a shipping logistics company, since May 2000.

Marilyn O'Hara                             56       Ms. O'Hara has been the Company's Executive Vice President,
                                                    Chief Financial Officer and Secretary since January 1999.
                                                    Ms. O'Hara was Chief Financial Officer for U.S. Laboratory
                                                    Corp., a clinical laboratory, from May 1996 to December 1998.
                                                    Ms. O'Hara was the Treasurer of Medicalab, Inc., a clinical laboratory, from October 1988 to April 1996.

Thomas E. Mills                            47       Mr. Mills rejoined the company as Executive Vice President and
                                                    Chief Operating Officer in November 1998.  Mr. Mills served as
                                                    President of Mills and Associates, a consulting company from
                                                    December 1997 to November 1998.  Mr. Mills was the Company's
                                                    Senior Vice President-Strategic Alliances from February 1996 until December 1997.  He was the Company's Senior Vice
                                                    President and Chief Operating Officer from May 1994 to
                                                    February 1996, and its Secretary from May 1994 to June 1994.
                                                    Mr. Mills was Chief Operating Officer and Vice President of
                                                    AHPT from August 1992 to May 1994, and Senior Vice President of AHPT from February 1992 to August 1992.

EXECUTIVE COMPENSATION

         The following table provides compensation information for the 2001, 2000 and 1999 fiscal years regarding the Company's chief executive officer and, on December 31, 2001, the Company's other named executive officers. The principal positions given in the table are as of December 31, 2001. Perquisites for each executive officer are in amounts that do not require disclosure.

                           SUMMARY COMPENSATION TABLE

                                                   Annual Compensation                 Long-Term Compensation
                                            -------------------------------------------------------------------------
                                                                                         Awards             Payouts
                                                                                  -----------------------------------
                                                                                              Securities    Long-Term
                                                                        Other     Restricted  Underlying    Incentive
                                                                        Annual      Stock      Options/       Plan       All Other
  Name and Principal                         Salary         Bonus    Compensation  Award(s)      SARs        Payouts    Compensation
       Position                 Year          ($)            ($)          ($)        ($)          (#)          ($)         ($)
------------------------------------------------------------------------------------------------------------------------------------
Joseph F. Furlong, III          2001        465,000        465,000        -0-        -0-          5,000(1)     -0-         2,625(3)
 President and CEO              2000        420,000        470,000        -0-        -0-        255,000(2)     -0-           -0-
                                1999        360,000        200,000        -0-        -0-        203,000(2)     -0-           -0-

Marilyn O'Hara                  2001        210,000        105,000        -0-        -0-         35,000        -0-           975(3)
 Executive Vice                 2000        190,000        125,000        -0-        -0-        150,000        -0-           -0-
  President, Chief              1999        160,000         70,000        -0-        -0-         50,000        -0-           -0-
   Financial Officer and
    Secretary

Thomas E. Mills                 2001        240,000        120,000        -0-        -0-            -0-        -0-         1,291(3)
 Executive Vice                 2000        220,000        140,000        -0-        -0-        150,000        -0-           -0-
  President and Chief           1999        190,000         85,000        -0-        -0-         50,000        -0-           -0-
   Operating Officer

---------------

1        Granted under the 1995 Plan for service as a Director.

2 Amounts include options granted under the 1991 Plan for service as an employee and 1995 Plan for service as a Director.

3        Matching contributions under the Company's 401(k) plan for 2001.



EMPLOYMENT AND OTHER AGREEMENTS

Joseph F. Furlong, III

         Mr. Furlong assumed the positions of President and Chief Executive Officer of the Company on November 6, 1998. The Company entered into an Employment Agreement with Mr. Furlong, effective as of December 1, 2000, that replaced Mr. Furlong's prior employment agreement with the Company. The Employment Agreement provides for an annual base salary of $420,000, subject to adjustment by the Board of Directors. For fiscal year 2002, the Board of Directors adjusted Mr. Furlong's annual base salary to $485,000.

         The Company can terminate the Employment Agreement at any time without stated cause. In such event, or if Mr. Furlong is terminated pursuant to a constructive discharge, he will receive a lump sum severance payment in an amount equal to the following: (i) three hundred percent (300%) of his base salary, plus (ii) three hundred percent (300%) of the greater of his annual bonus he received for performance during the Company's immediately preceding fiscal year, or the current bonus target in effect at the time of such termination. Furthermore, in the event of such a termination, all options granted to Mr. Furlong will be deemed vested and will remain exercisable for the remainder of their stated term.

         In the event there is a change of control and, within twelve (12) months following such event, the Company terminates Mr. Furlong or Mr. Furlong resigns, he will be entitled to lump sum payments equal to the following: (i) a severance payment equal to one hundred fifty percent (150%) of the sum of his base salary plus the greater of his performance bonus for the preceding fiscal year or the current target bonus, (ii) a retention bonus equal to fifty percent (50%) of the sum of his base salary and the greater of his most recent performance bonus or the current target bonus, and (iii) a non-compete and non-solicitation payment equal to one hundred percent (100%) of the sum of his base salary and the greater of his most recent performance bonus or the current target bonus. Furthermore, in the event of such a termination, Mr. Furlong will be entitled to continuation of his benefits for twenty-four (24) months.

         The Company may also terminate the Employment Agreement at any time upon written notice for cause, which is defined as Mr. Furlong's serious misconduct with respect to his duties under the Employment Agreement that result in material economic damage to the Company. Unless Mr. Furlong is terminated without cause or due to a constructive discharge, he is prohibited from competing with the Company for one (1) year following such termination.

Marilyn O'Hara

         On January 1, 2001, the Company entered into an Amended and Restated Employment Agreement with Ms. O'Hara. Under the terms of Ms. O'Hara's Employment Agreement, she receives an annual base salary of $210,000, subject to periodic review by the Company. For fiscal year 2002, the Board of Directors adjusted Ms. O'Hara's annual base salary to $250,000.

         The Company can terminate the Employment Agreement at any time without stated cause. In such event, Ms. O'Hara will receive a lump sum severance payment in an amount equal to the following: (i) her annual base salary as in effect at the time of termination, plus (ii) the annual incentive compensation Ms. O'Hara received for performance during the Company's immediately preceding fiscal year, multiplied by a fraction, the numerator of which is the total number of full calendar months during which Ms. O'Hara was employed by the Company during the Company's current fiscal year prior to termination and the denominator of which is twelve (12). Additionally, the Company will continue certain of Ms. O'Hara's employee benefits for a maximum of one (1) year and Ms. O'Hara will be entitled to receive her vested account balances, if any, under the Company's Stock Purchase Plan.

         In the event there is a change in control and the Company terminates Ms. O'Hara's employment within twelve (12) months following such change in control or Ms. O'Hara terminates her employment within twelve (12) months following a change in control by reason of relocation or changed job title or function, Ms. O'Hara will be entitled to receive as a severance payment in a lump sum upon such termination an amount equal to the sum of (i) her monthly base salary as in effect at the time of such termination multiplied by twenty-four (24), plus (ii) an amount equal to two (2) times the greater of (x) the incentive compensation Ms. O'Hara received for performance in the immediately preceding fiscal year and (y) the current incentive compensation target in effect for Ms. O'Hara at the time of such termination. Additionally, the Company will continue certain of Ms. O'Hara's employee benefits for twenty-four (24) months and Ms. O'Hara will be entitled to receive her vested account balances, if any, under the Company's Stock Purchase Plan. Whether or not Ms. O'Hara's employment is terminated, upon a change of control, any stock options granted to Ms. O'Hara will be fully vested, subject to the terms of the governing stock option plan.

         Ms. O'Hara can terminate the Employment Agreement without cause at any time upon thirty (30) days written notice to the Company and upon fifteen (15) days written notice and right to cure in the event the Company willfully breaches any material terms of the Employment Agreement. The Company may also terminate the Employment Agreement at any time upon written notice for cause, which is defined as (i) insubordination, malfeasance, misconduct, (ii) charge or conviction of a felony or of a misdemeanor involving moral turpitude, (iii) the inability of Ms. O'Hara to perform her duties under the Employment Agreement for a period of thirty (30) consecutive days (or sixty (60) total days in any ninety (90) consecutive day period) by reason of illness or mental or physical disability, (iv) death, and (v) other circumstances deemed by the Company to be materially detrimental to the Company.

         Upon termination of employment, Ms. O'Hara is prohibited from competing with the Company for one (1) year.

Thomas E. Mills

         On January 1, 2001, the Company entered into an Employment Agreement with Thomas E. Mills. Under the terms of Mr. Mills' Employment Agreement, he receives an annual base salary of $240,000, subject to periodic review by the Company. For fiscal year 2002, the Board of Directors adjusted Mr. Mills' annual base salary to $250,000.

         The Company can terminate the Employment Agreement at any time without stated cause. In such event, Mr. Mills will receive a lump sum severance payment in an amount equal to the sum of: (i) his annual base salary plus his annual automobile allowance, as in effect at the time of termination, plus (ii) the annual incentive compensation Mr. Mills received for performance during the Company's immediately preceding fiscal year, multiplied by a fraction, the numerator of which is the total number of full calendar months during which Mr. Mills was employed by the Company during the Company's current fiscal year prior to termination and the denominator of which is twelve (12). Additionally, the Company will continue certain of Mr. Mills' employee benefits for a maximum of one (1) year and Mr. Mills will be entitled to receive his vested account balances, if any, under the Company's Stock Purchase Plan.

         In the event there is a change in control and the Company terminates Mr. Mills' employment within twelve (12) months following such change in control or Mr. Mills terminates his employment within twelve (12) months following a change in control by reason of relocation or changed job title or function, Mr. Mills will be entitled to receive as a severance payment in a lump sum upon such termination an amount equal to the sum of (i) his monthly base salary plus his monthly automobile allowance, as in effect at the time of such termination multiplied by twenty-four (24), plus (ii) an amount equal to two (2) times the greater of (x) the incentive compensation Mr. Mills received for performance during the Company's immediately preceding fiscal year and (y) the current incentive compensation target in effect for Mr. Mills at the time of such termination. Additionally, the Company will continue certain of Mr. Mills' employee benefits for twenty-four (24) months and Mr. Mills will be entitled to receive his vested account balances, if any, under the Company's Stock Purchase Plan. Whether or not Mr. Mills' employment is terminated, upon a change of control, any stock options granted to Mr. Mills will be fully vested, subject to the terms of the governing stock option plan.

         Mr. Mills can terminate the Employment Agreement without cause at any time upon thirty (30) days written notice to the Company and upon fifteen (15) days written notice and right to cure in the event the Company willfully breaches any material terms of the Employment Agreement. The Company may also terminate the Employment Agreement at any time upon written notice for cause, which is defined as (i) gross insubordination, gross malfeasance, gross misconduct, (ii) charge or conviction of a felony or of a misdemeanor involving moral turpitude, (iii) the inability of Mr. Mills to perform his duties under the Employment Agreement for a period of thirty (30) consecutive days (or sixty
(60) total days in any ninety (90) consecutive day period) by reason of illness or mental or physical disability, and (iv) death.

         Upon termination of employment, Mr. Mills is prohibited from competing with the Company for one (1) year.

OPTION GRANTS

         The following table provides information concerning stock option grants made in 2001 under both the 1991 Plan and the 1995 Plan to each of the executive officers named in the Summary Compensation Table. In 2001, the Company granted to employees options to purchase a total of 35,000 shares of Common Stock under the 1991 Plan and under the 1995 Plan options to purchase a total of 5,000 shares of Common Stock, for a total of options to purchase 40,000 shares of Common Stock. The Company grants no stock appreciation rights.

         Mr. Furlong's option to acquire 5,000 shares of Common Stock was granted automatically on December 31, 2001 under the 1995 Plan.

         (See the "Summary Compensation Table" appearing on page 10 and "Employment and Other Agreements" beginning on page 10 of this Proxy Statement.)

         The dollar amounts appearing in the table's last two columns are the result of calculations at the 5% and 10% rates as required by the SEC. These amounts are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                         Potential Realizable Value
                                                                                                           at Assumed Annual Rate
                                                                                                        of Stock Price Appreciation
                                                       Individual Grants                                      For Option Term
-------------------------------------------------------------------------------------- --------------------------------------------
                                  Number         % of Total
                               of Securities     Options/SARs
                                Underlying       Granted to      Exercise or
                               Options/SARS       Employees      Base Price        Expiration
        Name                    Granted (#)     in Fiscal Year    ($/SH)             Date                5%($)             10%($)
-------------------------------------------------------------------------------------- --------------------------------------------
Joseph F. Furlong, III             5,000            12.5            .75            12/31/2011             2,358             5,977
Marilyn O'Hara                    35,000            87.5            .80            11/14/2011            17,609            44,625
Thomas E. Mills                      -0-             -0-            -0-                   -0-               -0-               -0-

OPTION EXERCISES AND VALUES

         The following table provides information concerning exercise of options during 2001 by the executive officers named in the Summary Compensation Table and the year-end value of unexercised options held by each such officer. No named executive officer exercised any options during 2001. The Company grants no stock appreciation rights.

         Options are classified as "in-the-money" (a term used in the last column of the table) if the market value of the underlying Common Stock exceeds the exercise price of the option. The value of such in-the-money options is the difference between the option exercise price and $0.77, the per-share market value of the underlying Common Stock as of December 31, 2001. Such amounts may not necessarily be realized. Actual values realized, if any, upon the exercise of options will be based on the market price of shares of Common Stock at the time of exercise, and are thus dependent upon future performance of the Common Stock.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                               Shares
                              Acquired                             Number of Securities Underlying         Value of Unexercised
                             on Exercise      Value Realized         Unexercised Options/SARs at       In-the-Money Options/SARs at
      Name                       (#)                ($)                2001 Fiscal Year-End(#)           2001 Fiscal Year-End ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Exercisable/Unexercisable         Exercisable/Unexercisable
                                                                   ----------------------------------------------------------------
Joseph F. Furlong, III           -0-                -0-                    697,500/100,000                    129,070/60,000
Marilyn O'Hara                   -0-                -0-                    156,250/113,750                    52,875/47,625
Thomas E. Mills                  -0-                -0-                    182,500/87,500                     52,875/47,625

                         COMPENSATION COMMITTEE REPORT

         This Compensation Committee Report is not deemed to be part of any document filed with the SEC pursuant to the Securities Act of 1933 (the "Securities Act") or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express written consent of the members of the Compensation Committee named below.

         The Compensation Committee of the Board of Directors makes decisions on compensation of the Company's senior executives, except for decisions related to awards under the 1991 Plan. The Committee's task is to establish reasonable and appropriate executive compensation guidelines that meet their stated purposes and effectively serve the needs of the Company and its stockholders. The Committee's current members are Henry T. Blackstock and Mark Manner.

Compensation Philosophy and Policies for Executive Officers

         The Company's primary goal is to provide high quality patient care while maximizing stockholder value. The Company believes the best way to achieve this goal is twofold: (i) to be a leader in providing relevant, high quality health services, and (ii) to establish a reputation as a desirable employer and responsible corporate citizen. The Compensation Committee seeks to link this goal and the Company's compensation programs by aligning the interests of its stockholders and management personnel, including its executive officers, and believes this alignment increases the likelihood of the Company's success on both a short-term and long-term basis.

         The Company's executive compensation program is consistent with its compensation program for all management levels. For example, all key employees, including executive officers, are eligible to participate in the 1991 Plan. The Company, however, terminated its Employee Stock Purchase Plan in 2002.

         The Company's executive compensation program supports the Company's objective of creating stockholder value by:

- Emphasizing pay for performance by making a significant portion of executive compensation "at risk".

- Aligning the interest of executives with the long-term interest of stockholders by awarding stock options at current market prices that can only have value to the executives through long-term stock appreciation.

- Providing compensation opportunities that attract and retain talented and committed executives on a long-term basis.

- Balancing the Company's short-term and long-term business, financial and strategic goals.

         The Company's executive compensation program is comprised of three principal components: base salary, annual incentive bonus, and long-term incentive opportunity through nonqualified stock options. The combination of these various compensation elements is designed to encourage management to balance the Company's short-term and long-term goals.

         The Company intends the annual executive pay targets (base salary plus incentive bonus) to be competitive with executive compensation of other U.S. public health care companies. The Compensation Committee compares the Company's executive pay targets with the annual executive pay of those companies that are included in the Home Health Care Services Group, the peer group used for comparison purposes in the Stock Performance Graph appearing on page 20 of this Proxy Statement. Because the Home Health Care Services Group is small and complete information is not available, the Compensation Committee also compares the Company's executive pay targets with those of companies outside of this group. Since the Company's competitors for executive talent are more numerous than the entities included in the Home Health Care Services Group, such broader-based comparison is appropriate. By analyzing competing compensation packages, the Compensation Committee hopes to attract and retain talented and committed executives on a long-term basis.

Base Salary

         With the help of the Chief Executive Officer, the Compensation Committee evaluates all management salaries, including executive salaries, on a regular basis. In these evaluations, the Compensation Committee considers levels of responsibility, individual performance, internal equity, external pay practices, and achievement of the Company's strategic goals. Regarding external pay practices, the Compensation Committee seeks to set base salaries for executive officers at approximately the market rate of the Company's competitors for executive talent, as determined based on information gathered from outside sources.

Annual Incentives

         Annual incentive bonus awards are designed to focus management attention on key operational goals for the current fiscal year. In this way the Company strives to meet the objective of emphasizing performance-based compensation. The key operational goals are specific to each executive's area of responsibility. Specific weighting is assigned for identified financial, strategic and management practices goals. Up to 50% of the available bonus percentage for each executive officer is tied to the Company's overall profitability, generally defined by achievement of the annual budget as approved by the Board.

         Generally, Company executives may earn a bonus equal to between 20% and 50% of their annual base salaries based upon achievement of their specific operational goals and achievement by the Company or business unit of its financial targets. At the end of each fiscal year, the Compensation Committee evaluates performance in light of these goals on an arithmetic scale with pre-established weighting, and has the discretion to adjust these calculations if circumstances warrant.

         Criteria for the Company's 2001 annual incentive bonus awards were based upon certain operational and financial goals. Upon evaluation of the operational and financial performance of the Company during 2001, the Compensation Committee determined to award annual bonuses to the Company's executive officers.

Long-Term Incentives

         The Company's long-term incentive compensation program consists of nonqualified stock options that are related to improvement in long-term stockholder value. Options are the right to purchase shares of Common Stock at their fair market value on the trading day immediately preceding the date the option is granted. Options thus will only have value if the Company's stock price increases. Stock option grants are designed to align executive interests with the long-term interest of stockholders. The Compensation Committee grants stock options and selects the number of shares covered by each grant based on an executive's level of responsibility and past and anticipated contributions to the Company

Chief Executive Officer Compensation

         Mr. Furlong is the Company's Chief Executive Officer. Pursuant to the terms of his Employment Agreement, Mr. Furlong does not receive the same employee benefits as other senior executive officers of the Company. Mr. Furlong receives $40,417 per month in compensation for his services pursuant to his Employment Agreement. The Employment Agreement provides for an annual incentive bonus of up to 100% of his annual base salary based upon the Company's operational and financial performance measured against agreed upon goals and objectives (See "Employment and other Agreements" beginning on page 10 in this Proxy Statement).

Tax Regulations

         Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for executive compensation in excess of $1 million. It is not anticipated that the Company will pay any of its executive officers compensation in excess of $1 million in the 2002 fiscal year and, accordingly, to date the Company has not adopted a policy in this regard.

                                                            HENRY T. BLACKSTOCK
                                                                    MARK MANNER
                                      The Members of the Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As noted above, the Compensation Committee is currently composed of Directors Blackstock and Manner. No member of the Compensation Committee is or has been an employee of the Company. Director Manner is a shareholder of the law firm Harwell Howard Hyne Gabbert & Manner, P.C. ("Harwell Howard"). The Company engaged Harwell Howard during 2001 to give legal advice on a variety of activities, for which the firm was paid legal fees (exclusive of expenses and advances) of approximately $754,000.

                     AUDIT COMMITTEE REPORT AND DISCLOSURES

AUDIT COMMITTEE REPORT

         The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor the integrity of the Company's financial reporting process and system of internal controls and to monitor the independence and performance of the Company's independent auditors and internal auditors. Among other things, the Audit Committee reviews and discusses with management and with the Company's outside auditors the results of the year-end audit of the Company, including the audit report and audited financial statements.

         All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to Rule 4200(a)(15) of the NASD's listing standards. The Board has adopted a written charter of the Audit Committee, which was included as Exhibit B to the Company's 2001 Proxy Statement.

         In connection with its review of the Company's audited financial statements for the fiscal year ended December 31, 2001, the Audit Committee reviewed and discussed the audited financial statements with management, and discussed with Arthur Andersen LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as currently in effect. In addition, the Audit Committee received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with audit committees), as currently in effect and discussed with Arthur Andersen LLP their independence from the Company. The Audit Committee has determined that the provision of non-audit services rendered by Arthur Andersen LLP to the Company is compatible with maintaining the independence of Arthur Andersen LLP from the Company, but the Audit Committee will continue to periodically review the non-audit services rendered by Arthur Andersen LLP.

         The members of the Audit Committee are not professionally engaged in the practice of auditing and are not experts in the fields of auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

         Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                                            HENRY T. BLACKSTOCK
                                                              DONALD R. MILLARD
                                             The Members of the Audit Committee

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Arthur Andersen LLP was appointed by the Board of Directors to serve as the Company's Independent Public Accountants for the fiscal year ending December 31, 2001. A representative of that firm will be present at the meeting with the opportunity to make a statement if he so desires and to respond to questions.

         Given the recent events affecting Arthur Andersen LLP, the Company's Board of Directors and its Audit Committee are evaluating carefully the Company's options for the appointment of independent auditors. As of the date of this Proxy Statement, the Board had not yet completed the process of selecting an independent auditor for the fiscal year ending December 31, 2002.

Audit Fees.

         For professional services rendered by Arthur Andersen LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year, the Company was billed aggregate fees of approximately $355,000.

Financial Information Systems Design and Implementation Fees.

         For the fiscal year ended December 31, 2001, Arthur Andersen LLP did not render professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees.

         For the fiscal year ended December 31, 2001, Arthur Andersen LLP also billed the Company approximately $390,000 for tax compliance and advisory services and approximately $115,000 for other audit services relating to the Company's 401(k) Savings Plan, certain joint venture partnerships and other matters.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, its Directors, and persons who own more than 10% of its Common Stock to file reports regarding their stockholdings in the Company with the Securities and Exchange Commission ("SEC"). They are required to send the Company copies of all Section 16(a) reports they file. Based solely on the Company's review of the copies of Forms 3, 4 and 5 furnished to it and any amendments thereto, or written representations from certain reporting persons that no Form 5's were required for such persons, the Company believes that, with respect to the 2001 fiscal year, all its executive officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. However, based on a review of Form 5's and amendments thereto furnished to the Company with respect to the 2000 fiscal year, Directors Manner, Blackstock and Furlong each filed their respective Form 5's subsequent to their due date.

                            STOCK PERFORMANCE GRAPH

         The stock performance graph shown below is not deemed to be part of any document filed with the SEC pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express written consent of the Company.

         The following graph compares the cumulative total returns of the Company's Common Stock with those of NASDAQ Market (U.S.) Index and the Home Health Care Services Group (SIC Number 8082) Index, a peer group index compiled by Media General Financial Services. The peer group includes approximately 25 companies, excluding the Company.


-------------------------------------------------------------------------------
                              12/96    12/97    12/98    12/99    12/00    12/01
-------------------------------------------------------------------------------
American Homepatient, Inc.     $100     $ 86     $  7     $  2     $  1     $  3
     NASDAQ U.S. Companies     $100     $122     $173     $321     $193     $153
             SIC Code 8082     $100     $ 84     $ 54     $ 78     $ 93     $113

         Cumulative return assumes $100 invested in the Company or respective indices on January 1, 1997 with dividend reinvestment through December 31, 2001.

         The comparisons in this table are required by the SEC and are not indicative of possible future performance of the Common Stock. The graph presents information since January 1, 1997. The Company does not directly tie executive compensation to stock performance. The Board's Compensation Committee will determine the future impact, if any, of stock performance on executive compensation.

INFORMATION INCORPORATED BY REFERENCE

         The Company has incorporated certain financial information by reference to the Annual Report on Form 10-K, a copy of which is included with this Proxy Statement. The financial information incorporated by reference includes: (i) Selected Consolidated Financial Data; (ii) Management's Discussion and Analysis of Financial Condition and Results of Operations; (iii) Changes in and Disagreements with Accountants on Accounting and Financial Disclosure; and (iv) Quantitative and Qualitative Disclosures about Market Risk.

PROXY                      AMERICAN HOMEPATIENT, INC.                      PROXY

                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 5, 2002
                   THE BOARD OF DIRECTORS SOLICITS THIS PROXY

    The American HomePatient, Inc. 2002 Annual Meeting of Stockholders will be held on June 5, 2002, at 10:30 a.m. Central Daylight Time, at 1800 AmSouth Center, 315 Deaderick Street, Nashville, Tennessee, 37238. The undersigned hereby appoints Thomas E. Mills and Marilyn O'Hara, or either of them, as proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders, and at any adjournments or postponements thereof, in accordance with the following instructions:

PROPOSAL 1 RE-ELECTION OF CLASS 2 DIRECTOR

    [ ] FOR the nominee listed below                       [ ] WITHHOLD AUTHORITY to vote for the
                                                               nominee listed below

                             Joseph F. Furlong, III

PROPOSAL 2 In the discretion of the proxies on such other matters as may properly come before the meeting.

            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

                          (Continued on reverse side)

                          (Continued from other side)

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, AND IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY.

                                                  Dated:                  , 2002
                                                     ----------------------

                                                  ------------------------------

                                                  Dated:                  , 2002
                                                     ----------------------

                                                  ------------------------------

                                                  Signatures of stockholder(s)
                                                  should correspond exactly with
                                                  the name printed hereon. Joint
                                                  owners should each sign
                                                  personally. Executors,
                                                  administrators, trustees,
                                                  etc., should give full title
                                                  and authority.